UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 22, 2008 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut (Address of principal executive offices)		06901 (Zip Code)

(203) 975-6320 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       Entry into a Material Definitive Agreement

The Student Loan Corporation (the Company) signed Amendment No. 9, dated June 22, 2008, to the Non-Competition Agreement among the Company, Citibank, N.A., a national banking association (Citibank) and Citigroup Inc. A copy of Amendment No. 9 is being filed as Exhibit 10.2.10 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 1.01 of this Current Report on Form 8-K, including Exhibit 10.2.10, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  On June 26, 2008, Bill Beckmann informed the Company that he is resigning as a Director effective immediately.  Mr. Beckmann is pursuing opportunities outside of Citigroup Inc., which indirectly owns 80% of the outstanding common stock of the Company.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.2.10	Amendment No. 9, dated as of June 22, 2008, to Non-Competition Agreement among the Company, Citibank and Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: June 26, 2008

By: /s/ Joseph P. Guage
Name: Joseph P. Guage
Title: Vice President and Controller

Exhibit No.	Description

10.2.10	Amendment No. 9, dated as of June 22, 2008, to Non-Competition Agreement among the Company, Citibank and Citigroup Inc.